UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the "Company") held its 2020 Annual Meeting of Shareholders on May 29, 2020.  At this meeting, shareholders were requested to (1) elect a board of directors, (2) ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, and (3) approve, on a non-binding advisory basis, the Company's executive compensation, all of which were described in more detail in the Company's 2020 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 10, 2020. The results of voting on the matters submitted to the Company's shareholders are as follows:

Proposal 1:Election of Directors.

All of the eight nominees for the Company's board of directors were elected, and the voting results are set forth below:

	For	Withheld	Broker Non-Votes
Jimmy S.H. Lee	57,236,087	204,847	4,403,190
David M. Gandossi	57,391,981	48,953	4,403,190
William D. McCartney	54,710,678	2,730,256	4,403,190
James Shepherd	57,393,192	47,742	4,403,190
R. Keith Purchase	57,285,054	155,880	4,403,190
Martha A.M. Morfitt	57,347,109	93,825	4,403,190
Alan C. Wallace	57,384,408	56,526	4,403,190
Linda J. Welty	57,390,650	50,284	4,403,190
Rainer Rettig	57,392,319	48,615	4,403,190

Proposal 2:Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2020 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
59,250,629	2,569,141	24,354	-

Proposal 3:Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company's executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
57,085,475	307,419	48,040	4,403,190

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

	By:	/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: May 29, 2020